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                                                                   Exhibit 10.13


                    SECOND AMENDMENT OF ENGAGEMENT AGREEMENT

THIS AGREEMENT is made this 21 day of March, 2000


BETWEEN: CONSOLIDATED WATER CO. LTD., a Cayman Islands company having its registered office at Trafalgar Place, West Bay Road, P.O.
               Box 1114GT, Grand Cayman, B.W.I. (the "Company")

AND:           PETER D. RIBBINS of 67 Jellicoe Quay, Governor's Harbour, P.O.
               Box 800GT, Grand Cayman, B.W.I. (the "President")

WHEREAS:

A. The Company and the President entered into an engagement agreement dated the 19 of August 1997 that was amended by an amendment of engagement agreement dated the 26th of October 1999 (the "Engagement Agreement").

B. The parties are desirous of amending the same in accordance with the terms of this Agreement.

NOW IN CONSIDERATION of the mutual covenants contained herein the parties agree that the Engagement Agreement shall be amended and/or rectified as follows:

1. Clause 5 shall be amended by deleting the same and substituting the following;

                  "Further, subject to any approvals of Government which may be necessary at the time at which the option is exercised, for each of the financial years ending after 31st December 1996, provided (subject to paragraph 18 of this agreement, that the President serves in the Capacities for the entirety of such year, on December 31 of such year, the President shall be granted an option to purchase 20,000 Ordinary shares of the Company at a price per share payable in cash in full on the exercise of the option as follows;

                  (a) for each of the financial years ending December 31, 1997, 1998 and 1999, US$2.50 per share; and

                  (b) for each of the financial years thereafter, the average of the closing market price of the Company's Ordinary shares on each of the first seven trading days in the month of October of that financial year".

2.       By deleting Clause 6(3)

3.       By Deleting Clause 6(4)

         The parties have acknowledged that the Engagement Agreement shall remain binding and effective in accordance with its terms except as expressly amended hereby.




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THE PARTIES HERETO have set their hands and seals the day and date first above written.

SIGNED AND SEALED in the presence of:)      CONSOLIDATED WATER CO. LTD.
                                     )
                                     )
                                     )      /s/ C.B. Flowers
                                     )      ------------------------------------
                                     )
/s/ R.L. Finlay                      )      /s/ Alexander Stephen Bodden
-------------------------------------)      ------------------------------------
witness

SIGNED AND SEALED in the presence of:)
                                     )
                                     )
                                     )
                                     )
/s/ R.L. Finlay                      )      /s/ Peter D Ribbins
-------------------------------------)      ------------------------------------
witness                                     Peter D Ribbins










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